UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 18, 2005
                                                         ----------------


                                 CDW Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)



          Illinois                        0-21796                36-3310735
          --------                        -------                ----------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

         200 N. Milwaukee Ave.
        Vernon Hills, Illinois                                     60061
        ----------------------                                     -----
    (Address of Principal Executive                              (Zip Code)
               Offices)



       Registrant's telephone number, including area code: (847) 465-6000
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02.

On October 18, 2005, CDW Corporation (the "Registrant") issued a press release announcing its third quarter 2005 earnings. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K.


Item 9.01         Financial Statements and Exhibits.

Exhibit 99, Press Release dated October 18, 2005, announcing third quarter 2005 earnings.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CDW CORPORATION


         Date: October 18, 2005                  By: /s/ Barbara A. Klein
                                                     -------------------------
                                                     Barbara A. Klein
                                                     Senior Vice President and
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number    Exhibit
--------------    -------
99                Press release dated October 18, 2005, announcing third quarter
                  2005 earnings.